FISCAL 2Q21 RESULTS April 28, 2021

2 Paul Reilly Chairman & CEO, Raymond James Financial OVERVIEW OF RESULTS

3 * This is a non-GAAP measure. See the schedule in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. FISCAL 2Q21 HIGHLIGHTS $ in millions, except per share amounts 2Q21 vs. 2Q20 vs. 1Q21 As Reported: Net revenues RECORD $ 2,372 15% 7% Net income RECORD $ 355 110% 14% Earnings per common share - diluted RECORD $ 2.51 109% 13% 2Q20 1Q21 Return on equity 19.0% 9.9% 17.2% Return on tangible common equity* 21.2% 10.8% 19.0%

4 FISCAL 2Q21 KEY METRICS $ in billions 2Q21 vs. 2Q20 vs. 1Q21 Client assets under administration RECORD $ 1,085.4 40% 6% Private Client Group (PCG) assets under administration RECORD $ 1,028.1 40% 6% PCG assets in fee-based accounts RECORD $ 567.6 48% 7% Financial assets under management RECORD $ 178.2 39% 5% Total clients' domestic cash sweep balances RECORD $ 62.8 19% 2% PCG financial advisors RECORD 8,327 2% 1% Bank loans, net RECORD $ 22.9 5% 4% Note: Records indicated as of quarter-end date and do not reflect monthly reported data.

5 FISCAL 2Q21 SEGMENT RESULTS $ in millions 2Q21 vs. 2Q20 vs. 1Q21 Net Revenues: Private Client Group RECORD $ 1,647 10% 12% Capital Markets $ 433 49% (4)% Asset Management RECORD $ 209 14% 7% Raymond James Bank $ 160 (24)% (4)% Consolidated net revenues RECORD $ 2,372 15% 7% Pre-Tax Income: Private Client Group RECORD $ 192 13% 37% Capital Markets $ 105 275% (19)% Asset Management RECORD $ 87 19% 5% Raymond James Bank $ 111 693% 56% Consolidated pre-tax income RECORD $ 447 87% 12% Note: Segments do not total consolidated results because of the Other segment and intersegment eliminations not shown.

6 FYTD 2021 HIGHLIGHTS (6 months) $ in millions, except per share amounts FYTD 2021 vs. FYTD 2020 As Reported: Net revenues RECORD $ 4,594 13% Net income RECORD $ 667 53% Earnings per common share - diluted RECORD $ 4.74 53% FYTD 2020 Return on equity 18.1% 13.0% vs. FYTD 2020 Non-GAAP Measures:* Adjusted net income RECORD $ 669 53% Adjusted earnings per common share - diluted RECORD $ 4.76 54% FYTD 2020 Adjusted return on equity 18.2 % NA Return on tangible common equity 20.1% 14.2% Adjusted return on tangible common equity 20.2 % NA Note: FYTD 2021 is from the period October 1, 2020 to March 31, 2021; FYTD 2020 is from the period October 1, 2019 to March 31, 2020. * These are non-GAAP measures. See the schedule in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures.

7 FYTD 2021 SEGMENT RESULTS (6 months) $ in millions FYTD 2021 vs. FYTD 2020 Net Revenues: Private Client Group RECORD $ 3,114 7% Capital Markets RECORD $ 885 59% Asset Management RECORD $ 404 10% Raymond James Bank $ 327 (23)% Consolidated net revenues RECORD $ 4,594 13% Pre-Tax Income: Private Client Group RECORD $ 332 3% Capital Markets RECORD $ 234 311% Asset Management RECORD $ 170 16% Raymond James Bank $ 182 22% Consolidated pre-tax income RECORD $ 846 41% Note: FYTD 2021 is from the period October 1, 2020 to March 31, 2021; FYTD 2020 is from the period October 1, 2019 to March 31, 2020; Segments do not total consolidated results because of the Other segment and intersegment eliminations not shown.

8 Paul Shoukry Chief Financial Officer, Raymond James Financial FINANCIAL REVIEW

9 CONSOLIDATED NET REVENUES $ in millions 2Q21 vs. 2Q20 vs. 1Q21 Asset management and related administrative fees $ 1,173 17% 10% Brokerage revenues 591 15% 12% Account and service fees 159 (8)% 10% Investment banking 242 64% (7)% Interest income 200 (30)% (1)% Other 44 NM (21)% Total revenues 2,409 14% 7% Interest expense (37) (14)% (3)% Net revenues $ 2,372 15% 7%

10 Note: May not total due to rounding. * Raymond James Bank Deposit Program (RJBDP) is a multi-bank sweep program in which clients' cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and various third-party banks. C lie nt s' D om es tic C as h S w ee p B al an ce s ($ B ) C ash S w eep B alances as a % of D om estic P C G A U A Clients' Domestic Cash Sweep Balances as a % of Domestic PCG Assets Under Administration (AUA) 28.7 24.1 25.6 26.7 28.2 20.4 24.7 26.0 26.1 25.1 3.8 3.2 4.0 8.8 9.552.9 51.9 55.6 61.6 62.8 7.6% 6.6% 6.7% 6.7% 6.5% 2Q20 3Q20 4Q20 1Q21 2Q21 DOMESTIC CASH SWEEP BALANCES Year-over-year change: 19% Sequential change: 2% RJBDP- RJ Bank* RJBDP- Third-Party Banks* Client Interest Program

11 NET INTEREST INCOME & RJBDP FEES (THIRD-PARTY BANKS) * As reported in Account and Service Fees in the PCG segment. ** Computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balance at third-party banks. Firmwide Net Interest Income RJBDP Fees (Third-Party Banks)* $ in m ill io ns 293 195 180 186 182 242 175 159 165 163 51 20 21 21 19 2Q20 3Q20 4Q20 1Q21 2Q21 Average Yield on RJBDP (Third-Party Banks)** 1.33% 0.33% 0.33% 0.31% 0.30% 2Q20 3Q20 4Q20 1Q21 2Q21 Net Interest Margin 3.02% 2.29% 2.09% 2.02% 1.94% 2.60% 1.75% 1.56% 1.45% 1.32% 2Q20 3Q20 4Q20 1Q21 2Q21 Firmwide Net Interest Margin RJ Bank Net Interest Margin

12 CONSOLIDATED EXPENSES $ in millions 2Q21 vs. 2Q20 vs. 1Q21 Compensation, commissions and benefits $ 1,648 16% 10% Non-compensation expenses: Communications and information processing 107 8% 8% Occupancy and equipment 57 2% —% Business development 21 (49)% (9)% Investment sub-advisory fees 31 19% 11% Professional fees 24 4% (20)% Bank loan provision/(benefit) for credit losses (32) NM NM Other 69 30% (1)% Total non-compensation expenses 277 (32)% (14)% Total non-interest expenses $ 1,925 5% 6% Total Compensation Ratio 68.8% 69.6% 68.1% 67.5% 69.5% 2Q20 3Q20 4Q20 1Q21 2Q21 Total Non-Compensation Expenses $ in millions 407 359 408 323 277 2Q20 3Q20 4Q20 1Q21 2Q21

13 * 4Q20 included a $7 M loss in our Capital Markets segment related to the sale of our interests in certain entities that operated predominantly in France, which closed during 1Q21, and $46 M in our Other segment related to the reduction in workforce expenses associated with position eliminations that occurred in response to the economic environment. ** This is a non-GAAP measure. See the schedule in the Appendix of this presentation for a reconciliation of our non- GAAP measures to the most directly comparable GAAP measures and for more information on these measures. 11.6% 10.8% 12.3% 18.0% 18.8% 14.9% Pre-Tax Margin (GAAP) Pre-Tax Margin (Adjusted)** 2Q20 3Q20 4Q20* 1Q21 2Q21 CONSOLIDATED PRE-TAX MARGIN

14 OTHER FINANCIAL INFORMATION $ in millions, except per share amounts 2Q21 vs. 2Q20 vs. 1Q21 Total assets $ 56,066 13% 4% RJF corporate cash* $ 1,701 (12)% (5)% Total equity attributable to RJF $ 7,592 12% 3% Book value per share $ 55.34 11% 3% Tangible book value per share** $ 49.42 9% 3% Weighted-average common and common equivalent shares outstanding – diluted 141.2 —% 1% 2Q20 1Q21 Tier 1 capital ratio 23.6% 24.1% 23.4% Total capital ratio 24.7% 25.3% 24.6% Tier 1 leverage ratio 12.2% 14.2% 12.9% Effective tax rate 20.6% 29.3% 21.8% * This amount includes cash on hand at the parent, as well as parent cash loaned to Raymond James & Associates ("RJ&A"), which RJ&A has invested on behalf of RJF in cash and cash equivalents or otherwise deployed in its normal business activities. ** This is a non-GAAP measure. See the schedule in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures.

15 Dividends Paid and Share Repurchases* $ in millions 254 51 101 65 114 202 50 60 52 51 51 55 54 Share Repurchases* Dividends Paid 2Q20 3Q20 4Q20 1Q21 2Q21 CAPITAL MANAGEMENT $680 million remains under current share repurchase authorization Number of Shares Repurchased* (thousands) 2,548 — 678 108 500 Average Share Price of Shares Repurchased* $79.21 — $73.74 $92.79 $120.06 * Under the Board of Directors' share repurchase authorization. ** Share repurchases in 1Q21 totaled $10 million. Total of $585 million over the past 5 quarters **

16 RAYMOND JAMES BANK KEY CREDIT TRENDS $ in millions 2Q21 vs. 2Q20 vs. 1Q21 Bank loan provision/(benefit) for credit losses* $ (32) NM NM Net charge-offs: Charge-offs related to loan sales $ 2 NM NM All other — — — Total net charge-offs $ 2 NM NM 2Q20 1Q21 Nonperforming assets as a % of total assets 0.09% 0.08% 0.09% Bank loan allowance for credit losses as a % of loans held for investment* 1.50% 1.47% 1.71% Criticized loans as a % of loans held for investment 4.35% 1.76% 4.06% * The allowance for credit losses as of March 31, 2021 was determined under the current expected credit loss (“CECL”) model as a result of our October 1, 2020 adoption of new accounting guidance related to the measurement of credit losses on financial instruments.

17 OUTLOOK

APPENDIX 18

19 Note: Please refer to the footnotes on slide 22 for additional information. Three months ended Six months ended $ in millions September 30, 2020 December 31, 2020 March 31, 2021 Net income $ 209 $ 312 $ 667 Non-GAAP adjustments: Acquisition and disposition-related expenses (1) 7 2 2 Reduction in workforce expenses (2) 46 — — Pre-tax impact of non-GAAP adjustments 53 2 2 Tax effect of non-GAAP adjustments (13) — — Total non-GAAP adjustments, net of tax 40 2 2 Adjusted net income $ 249 $ 314 $ 669 Pre-tax income $ 256 $ 399 $ 846 Pre-tax impact of non-GAAP adjustments (as detailed above) 53 2 2 Adjusted pre-tax income $ 309 $ 401 $ 848 Pre-tax margin (3) 12.3% 18.0% 18.4 % Non-GAAP adjustments: Acquisition and disposition-related expenses (1) 0.4% — % 0.1 % Reduction in workforce expenses (2) 2.2% — % — % Total non-GAAP adjustments, net of tax 2.6% — % 0.1 % Adjusted pre-tax margin (3) 14.9% 18.0% 18.5 % continued on next slide We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provides useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following table, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES (UNAUDITED)

20 Note: Please refer to the footnotes on slide 22 for additional information. Book value per share As of $ in millions, except per share amounts March 31, 2020 December 31, 2020 March 31, 2021 Total equity attributable to Raymond James Financial, Inc. $ 6,798 $ 7,363 $ 7,592 Less non-GAAP adjustments: Goodwill and identifiable intangible assets, net 603 834 868 Deferred tax liabilities, net (30) (56) (56) Tangible common equity attributable to Raymond James Financial, Inc. $ 6,225 $ 6,585 $ 6,780 Common shares outstanding 136.8 137.4 137.2 Book value per share (5) $ 49.69 $ 53.59 $ 55.34 Tangible book value per share (5) $ 45.50 $ 47.93 $ 49.42 Three months ended Six months ended Earnings per common share (4) December 31, 2020 March 31, 2021 Basic $ 2.27 $ 4.85 Non-GAAP adjustments: Acquisition and disposition-related expenses (1) 0.02 0.02 Tax effect of non-GAAP adjustments — — Total non-GAAP adjustments, net of tax 0.02 0.02 Adjusted basic $ 2.29 $ 4.87 Diluted $ 2.23 $ 4.74 Non-GAAP adjustments: Acquisition and disposition-related expenses (1) 0.01 0.02 Tax effect of non-GAAP adjustments — — Total non-GAAP adjustments, net of tax 0.01 0.02 Adjusted diluted $ 2.24 $ 4.76 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES (UNAUDITED) continued on next slide

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES (UNAUDITED)

Return on equity	Three months ended			Six months ended	
$ in millions	March 31, 2020	December 31, 2020	**March 31, 2021**	March 31, 2020	**March 31, 2021**
Average equity [6]	$ 6,820	$ 7,239	**$ 7,478**	$ 6,740	**$ 7,356**
Impact on average equity of non-GAAP adjustments:					
Acquisition and disposition-related expenses [1]	NA	1	**NA**	NA	**1**
Tax effect of non-GAAP adjustments	NA	—	**NA**	NA	**—**
Adjusted average equity [6]	NA	$ 7,240	**NA**	NA	**$ 7,357**
Average equity [6]	$ 6,820	$ 7,239	**$ 7,478**	$ 6,740	**$ 7,356**
Less:					
Average goodwill and identifiable intangible assets, net	606	717	**851**	608	**767**
Average deferred tax liabilities, net	(31)	(45)	**(56)**	(30)	**(49)**
Average tangible common equity [6]	$ 6,245	$ 6,567	**$ 6,683**	$ 6,162	**$ 6,638**
Impact on average equity of non-GAAP adjustments:					
Acquisition and disposition-related expenses [1]	NA	1	**NA**	NA	**1**
Tax effect of non-GAAP adjustments	NA	—	**NA**	NA	**—**
Adjusted average tangible common equity [6]	NA	$ 6,568	**NA**	NA	**$ 6,639**
Return on equity [7]	9.9 %	17.2 %	**19.0 %**	13.0 %	**18.1 %**
Adjusted return on equity [7]	NA	17.3 %	**NA**	NA	**18.2 %**
Return on tangible common equity [7]	10.8 %	19.0 %	**21.2 %**	14.2 %	**20.1 %**
Adjusted return on tangible common equity [7]	NA	19.1 %	**NA**	NA	**20.2 %**

continued on next slide

21

Note: Please refer to the footnotes on slide 22 for additional information.

RAYMOND JAMES

22 FOOTNOTES (1) The three months ended September 30, 2020 included a $7 million loss in our Capital Markets segment related to the sale of our interests in certain entities that operated predominantly in France, which closed during our fiscal first quarter of 2021. The three months ended December 31, 2020 and the six months ended March 31, 2021 included expenses in our Other segment associated with our acquisition of NWPS Holdings, Inc. and its wholly-owned subsidiaries, which was completed in December 2020, as well as our acquisition of Financo which was completed in March 2021. (2) The reduction in workforce expenses for the three months ended September 30, 2020 were associated with position eliminations in response to the economic environment. These expenses were included in our Other segment and primarily consisted of severance and related payroll expenses, as well as expenses related to company-paid benefits. (3) Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. (4) Earnings per common share is computed by dividing net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. (5) Book value per share is computed by dividing total equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. Tangible common equity is defined as total equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes. (6) Average equity is computed by adding the total equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, average equity is computed by adding the total equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by three, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by three. Adjusted average equity is computed by adjusting for the impact on average equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. (7) Return on equity is computed by dividing annualized net income by average equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income by average tangible common equity for each respective period. Adjusted return on equity is computed by dividing annualized adjusted net income by adjusted average equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income by adjusted average tangible common equity for each respective period.